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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     The undersigned directors and officers of Antigenics Inc. (the "Company"), hereby severally constitute and appoint Garo H. Armen our true and lawful attorney-in-fact, with full power to him, in any and all capacities, to sign the Company's Annual Report of Form 10-K for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

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
             SIGNATURE                                           TITLE                         DATE
             ---------                                           -----                         ----
/s/ Pramod Srivastava, Ph.D.                       Director                              January 30, 2001
-----------------------------------------
Pramod Srivastava, Ph.D.

/s/ Noubar Afeyan, Ph.D.                           Director                              January 30, 2001
-----------------------------------------
Noubar Afeyan, Ph.D.

/s/ Gamil de Chadarevian                           Vice Chairman of the Board of         January 30, 2001
-----------------------------------------          Directors, Executive Vice
Gamil de Chadarevian                               President, International


/s/ Tom Dechaene                                   Director                              January 30, 2001
-----------------------------------------
Tom Dechaene

/s/ Donald Panoz                                   Director                              January 30, 2001
-----------------------------------------
Donald Panoz

/s/ Martin Taylor                                  Director                              January 30, 2001
-----------------------------------------
Martin Taylor

/s/ Sanford M. Litvak                              Director                              March 15, 2001
-----------------------------------------
Sanford M. Litvack

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